UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2007

                              DHB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                  001-13112                  11-3129361
________________________  ________________________  ____________________________
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                              Number)

 2102 SW 2nd Street, Pompano Beach, Florida                          33069
____________________________________________                       __________
  (Address of principal executive office)                          (Zip Code)

                                 (954) 630-0900
          __________________________________________________________
              (Registrant's telephone number, including area code)

                                 Not Applicable
          __________________________________________________________
                 (Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM     1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 3, 2007, DHB Industries, Inc. (the "Company") and its subsidiaries Point Blank Body Armor Inc., Protective Apparel Corporation of America and NDL Products, Inc. (together, the "Subsidiaries") entered into an Amended and Restated Loan and Security Agreement (the "Loan Agreement") with LaSalle Business Credit, LLC ("LaSalle"). The Loan Agreement provides for a three-year $35.0 million revolving credit facility available to the Subsidiaries, jointly and severally, bearing interest at the Prime Rate plus 0.25% or, at the Company's option, LIBOR plus 2.25%. Borrowings are available in the form of advances or letters of credit granted or issued against percentages of the Subsidiaries' aggregate eligible accounts receivable and eligible inventory (subject to a maximum sub-limit for borrowing against eligible inventory of $17.5 million and to initial reserves against availability totaling $7.0 million, which reserves are to be eliminated upon implementation of a perpetual inventory system, upon the Company issuing audited financial statements and upon the Company and LaSalle entering into an amendment to the Agreement regarding the financial covenants, as further described in the Agreement). Under the Loan Agreement, the Company and Subsidiaries, renewed and confirmed the existing security interest held by LaSalle and granted a new security interest to LaSalle over substantially all assets of the Company and Subsidiaries. The Loan Agreement contains certain financial covenants, financial reporting requirements, other affirmative and negative covenants (including limitations on indebtedness, liens, investments, dividends and distributions and merger and acquisition transactions). The Loan Agreement contains certain customary provisions concerning events of default. Upon the occurrence of any such event of default, the lenders are permitted, among other things, to accelerate the maturity of the loans under the revolving credit facility and terminate LaSalle's commitment to make any further revolving loans or to issue any letters of credit.

As of the close of business on April 3, 2007, the amount outstanding under the Loan Agreement was approximately $5 million. Amounts outstanding fluctuate daily based on shipments to and collections from customers.

The foregoing description of the Loan Agreement is qualified in its entirety by reference to the text of the Loan Agreement, which is attached hereto as Exhibit
10.1 and is incorporated herein by reference.

A copy of a press release issued by the Company announcing entry into the Loan Agreement is attached hereto as Exhibit 99.1.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(a) The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On March 29, 2007, the Company entered into a new employment agreement with Larry R. Ellis, its President and CEO. The agreement, which has an initial term of four years following the Effective Date, provides for an annual base salary of $650,000, plus a stipend for living expenses of $5,000 per month. In addition, Mr. Ellis will be eligible to receive an annual incentive bonus in an amount to be determined in the discretion of the Compensation Committee of the Board of Directors of the Company, based on approved performance criteria, targeted at 100% of base salary. The agreement also provides for the grant to Mr. Ellis of 900,000 warrants to acquire shares of the Company's common stock, par value $0.01, at an exercise price equal to $3.46, the closing market price of such common stock on the Effective Date. The warrants have a 10-year term. As of the Effective Date, 10% of the warrants will be vested and exercisable, and 30% of the warrants will become vested and exercisable on each of the three subsequent anniversary dates following the Effective Date, provided that such future vesting will be accelerated upon the occurrence of a change of control of the Company, as defined in a warrant award agreement. The employment agreement also provides for the payment in installments to executive of an aggregate amount equal to 24 months annual base salary, plus target bonus, in the event the agreement is terminated prior to the end of the employment term by the Company without cause or by the executive for good reason, as such terms are customarily defined in executive employment agreements. As previously disclosed, under the 2007 board compensation scheme, applicable to only non-employee directors, Mr. Ellis will no longer receive compensation in his capacity as a director of the Company.

ITEM     9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)  Exhibits

              10.1 Amended and Restated Loan and Security Agreement, dated as of
                   April 3, 2007, by and among Protective Apparel Corporation of America, Point Blank Body Armor Inc., NDL Products, Inc., DHB Industries, Inc., and LaSalle Business Credit LLC, as Administrative Agent and Collateral Agent.

              99.1 Press Release, dated April 5, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DHB INDUSTRIES, INC.



By:                                   /s/ THOMAS CANFIELD
                                    ____________________________________________
                                    Thomas Canfield, General Counsel & Secretary

Dated:  April 5, 2007

                                  EXHIBIT INDEX

10.1 Amended and Restated Loan and Security Agreement, dated as of April 3, 2007, by and among Protective Apparel Corporation of America, Point Blank Body Armor Inc., NDL Products, Inc., DHB Industries, Inc., and LaSalle Business Credit LLC, as Administrative Agent and Collateral Agent.

99.1     Press Release, dated April 5, 2007.